UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2015 (March 2, 2015)

CHART ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-35762	45-28532218
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o The Chart Group, L.P. 555 5th Avenue 19th Floor New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-350-8205

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (“SEC”) on September 5, 2014, Chart Acquisition Corp. (the “Company” or “Chart”) received a written notice on September 2, 2014 from the staff of the Listing Qualifications Department of the NASDAQ Stock Market (“NASDAQ”) indicating that the Company was not in compliance with Listing Rule 5550(a)(3), which requires the Company to maintain a minimum of 300 public holders for continued listing on the NASDAQ Capital Market, and that NASDAQ had determined to initiate procedures to delist the Company’s securities. The Company appealed such determination to a hearings panel (the “Panel”) and on October 23, 2014, NASDAQ advised the Company that the Panel had granted the request for continued listing subject to completing its business combination (the “Business Combination”) and achieving compliance with all NASDAQ initial listing requirements, including but not limited to the minimum shareholder requirements, by March 4, 2015.

On March 2, 2015, the Company received a letter from NASDAQ stating that the Panel had determined to delist the Company’s securities from NASDAQ, and will suspend trading in the Company’s securities effective at the open of business on March 5, 2015, due to the Company’s failure to demonstrate compliance with the minimum shareholder requirements. NASDAQ further indicated that it would complete the delisting action by filing a Form 25 Notification of Delisting with the SEC after all applicable appeal periods have lapsed. The Company intends to appeal the Panel’s delisting determination to the NASDAQ Listing and Hearing Review Council.

The Company expects that its common stock, warrants and units will begin trading on the OTCQB market under the ticker symbols “CACG,” “CACGW” and “CACGU,” respectively, effective with the open of the market on March 5, 2015. The OTCQB market is generally limited to companies that are subject to, and current in, SEC reporting obligations.

Additional Information

On January 9, 2015, Tempus Applied Solutions Holdings, Inc. (“Tempus Holdings”) filed with the SEC a Registration Statement on Form S-4 (the “Registration Statement”), which includes a preliminary proxy statement of Chart and a prospectus in connection with the Business Combination. The definitive proxy statement and other relevant documents will be mailed to stockholders of Chart as of a record date to be established for voting on the Business Combination. Stockholders of Chart and other interested persons are advised to read the preliminary proxy statement and amendments thereto, and, when available, the definitive proxy statement, in connection with Chart’s solicitation of proxies for the special meeting to be held to approve the Business Combination because these documents will contain important information about Chart, Tempus Applied Solutions, LLC (“Tempus”) and the Business Combination. Stockholders may also obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, on the SEC’s website at www.sec.gov or by directing a request to Chart by contacting its Secretary, Michael LaBarbera, c/o The Chart Group, L.P., 555 5th Avenue, 19th Floor, New York, New York 10017, at (212) 350-8200 or at mlab@chartgroup.com.

Participants in the Business Combination

Tempus Holdings, Chart, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Chart in connection with the Business Combination. Information regarding the officers and directors of Chart is set forth in Chart’s proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on November 5, 2014. Additional information regarding the interests of such potential participants is included in the Registration Statement (and will be included in the definitive proxy statement/prospectus for the Business Combination) and other relevant documents filed with the SEC.

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Forward-Looking Statements

This report contains forward-looking statements that involve risks and uncertainties concerning the Business Combination, Tempus’ expected financial performance, as well as its strategic and operational plans. Actual events or results may differ materially from those described in this report due to a number of risks and uncertainties. These risks and uncertainties could cause actual results or outcomes to differ materially from those indicated by such forward looking-statements. These risks and uncertainties include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement between Chart, Tempus and related parties (the “Merger Agreement”); (2) the outcome of any legal proceedings that may be instituted against Chart, Tempus or others following announcement of the Merger Agreement and the transactions contemplated therein; (3) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of Chart; (4) the inability to extend the termination date by which Chart must complete a business combination past March 13, 2015 due to the failure to obtain approval of the stockholders of Chart; (5) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals required to complete the transactions contemplated by the Merger Agreement; (6) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein; (7) the inability to recognize the anticipated benefits of the Business Combination; (8) Chart’s ability to regain compliance with the continued listing requirements of the Nasdaq Capital Market; (9) the ability to obtain or maintain the listing of Tempus Holdings’ securities on the Nasdaq Capital Market following the Business Combination, including having the requisite number of stockholders; (10) costs related to the Business Combination; (11) changes in applicable laws or regulations; (12) the possibility that Tempus may be adversely affected by other economic, business, and/or competitive factors; and (13) other risks and uncertainties indicated from time to time in filings with the SEC by Chart or Tempus Holdings.

Readers are referred to the most recent reports filed with the SEC by Chart. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Item 8.01. Other Events.

On March 5, 2015, the Company issued a press release announcing that the Panel has determined to delist the Company’s securities from NASDAQ, and will suspend trading in those securities effective at the open of business on March 5, 2015. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release, dated March 5, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 5, 2015

CHART ACQUISITION CORP.

/s/ Michael LaBarbera
Name: Michael LaBarbera
Title: Chief Financial Officer

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